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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 1, 2000

                           KELLSTROM INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                         0-23764               13-3753725
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer
    Identification No.)                                          Incorporation)

                           1100 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33323
                    (Address of Principal Executive Offices)

                                 (954) 845-0427
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

   ASSET PURCHASE AGREEMENT WITH AVIATION SALES COMPANY

                On December 1, 2000, Kellstrom Industries, Inc. ("Kellstrom") acquired (the "Asset Purchase") the aircraft and engine parts resale business of Aviation Sales Company ("AVS") which had been operated through AVS' Aviation Sales Distribution Services Company ("AVSDC") subsidiary. In connection with the transaction, Kellstrom acquired a portion of AVSDC's non-inventory assets and assumed a portion of AVSDC"s accounts payable and accrued expenses. The aggregate purchase price (net of assumed liabilities) paid by Kellstrom to AVSDC for the assets was approximately $21.5 million (which included $13.7 million for a subordinated note issued by the JV, which is hereinafter defined), subject to post-closing adjustment. As part of the transaction, Kellstrom hired approximately 200 former AVSDC employees. Kellstrom expects to consolidate the operations of the AVSDC business with its Solair and Commercial Engine Divisions.

   LEASE OF FF&E

                In connection with the Asset Purchase, Kellstrom entered into a lease with AVSDC pursuant to which Kellstrom agreed to lease certain furniture, fixtures and equipment of AVSDC ("FF&E") for a period of one year at a monthly rental rate of approximately $77,000. Kellstrom has the option to purchase the FF&E at any time during the term and for a period of sixty days thereafter and AVSDC may require Kellstrom to purchase the FF&E at any time during the sixty days following the term, in each case, for a purchase price of approximately $9 million. Kellstrom may defer its obligation to purchase the FF&E (and extend the term of the lease) for up to six months under certain circumstances.

   LEASES OF REAL PROPERTY

                In connection with the Asset Purchase, Kellstrom agreed to sublease AVS 545,000 square foot facility in Miramar, Florida, where it is in the process of relocating and consolidating its Solair and Commercial Engine Divisions. The sublease provides for an initial term of five years and a monthly rental equal to the lesser of approximately $384,000 or the actual monthly lease payments paid by AVS on the facility. Kellstrom has the option to renew the term of the lease for five consecutive five year periods, at the then fair market rental rate.

                Kellstrom also agreed to lease AVS' parts distribution facility in Pearland, Texas. The lease provides for a term of one year at a monthly rental of approximately $16,000. During the term of the lease and for a period of sixty days thereafter, Kellstrom may purchase the facility and AVSDC may require Kellstrom to purchase the facility at any time during the sixty days following the term for a purchase price of approximately $1.6 million. Kellstrom may defer its obligation to purchase the facility (and extend the term of the lease) for up to six months under certain circumstances.

   INVENTORY PURCHASE AGREEMENT BETWEEN JOINT VENTURE AND AVIATION SALES DISTRIBUTION SERVICES COMPANY

                In connection with the Asset Purchase, Kellstrom and AVS established an off-balance sheet joint venture ("JV") which acquired substantially all of the inventory of AVSDC (the "Inventory Purchase") for an aggregate purchase price of approximately $148.6 million, of which approximately $105.5 million was paid in cash, $27.4 million was paid by delivery of two 14% five-year senior subordinated notes (each in the original principal amount of $13.7 million) and approximately $15.7 million was paid by delivery of a 14% five-year subordinated note. One of the $13.7 million senior subordinated notes was purchased by Kellstrom as part of the Asset Purchase.

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   EXCLUSIVE CONSIGNMENT ARRANGEMENT

                In connection with the Inventory Purchase, the JV entered into an exclusive arrangement with Kellstrom pursuant to which Kellstrom will have the right to sell the inventory acquired by the JV (the "Consignment Agreement"). The Consignment Agreement provides for a consignment fee to Kellstrom of 20% of sales until all amounts outstanding under the JV's senior credit facility and the senior subordinated notes issued by the JV in connection with the Inventory Purchase have been paid, and 35% thereafter. The Consignment Agreement generally terminates on the later to occur of December 1, 2005 or the date on which all amounts outstanding under the JV's senior credit facility and the subordinated notes issued by the JV in connection with the Inventory Purchase have been paid.

   SUPPLY ARRANGEMENTS

                Pursuant to the terms of a Cooperation Agreement entered into in connection with the Asset Purchase and Inventory Purchase, Kellstrom and AVS entered into a supply arrangement pursuant to which AVS will purchase parts inventory for its maintenance repair and overhaul operations through Kellstrom and will sell any excess parts inventory through Kellstrom. Pursuant to the terms of a Non-Competition Agreement entered into in connection therewith, AVS is restricted for up to five years from engaging in the business of purchasing for resale, exchange or lease aircraft for disassembly, aircraft engines, aircraft parts and aircraft engine parts.

   FINANCING

                The Inventory Purchase was funded by the JV through a senior credit facility provided by Bank of America, N.A. and through seller-financing. Each of AVS and Kellstrom have agreed to share equally the operational expenses of the JV beyond the amount which the JV is permitted to pay under its senior credit facility. AVS and Kellstrom posted letters of credit in favor of Bank of America, N.A., as agent under the JV senior credit facility, in the amounts of $8.5 million and $6.5 million, respectively. The letters of credit may be drawn upon by Bank of America if there shall occur an event of default under the JV senior credit facility.

                The Asset Purchase and Kellstrom's investment in the JV and other transaction costs were financed by Kellstrom through a combination of funding from its current revolving credit facility and the Key Investment (as described below).

   NEW MEZZANINE FINANCING FROM KEY PRINCIPAL PARTNERS, L.L.C.

                Effective November 13, 2000, Kellstrom sold $30.0 million of senior subordinated notes and warrants to Key Principal Partners, L.L.C., an affiliate of Key Corporation of Cleveland, Ohio (the "Key Investment"). The notes are due on November 13, 2007, bear interest at 13% and are subordinated to Kellstrom's senior credit facility. In connection with the sale of the notes, Kellstrom issued warrants to purchase 693,232 shares of Kellstrom's common stock for $0.01 per share, of which warrants to purchase 324,851 shares terminated upon the closing of the Asset Purchase and Inventory Purchase. The warrants which have not terminated are immediately exercisable and expire on November 13, 2007.

                Until the repayment of the notes, a representative of Key Principal Partners, or subsequent purchasers of the notes, will be entitled to attend all meetings of Kellstrom's Board of Directors and to receive all information distributed to Board members.

                Approximately $12.7 million of the proceeds from the sale of the notes and warrants was used to prepay Kellstrom's 11 3/4% senior subordinated notes held by The Equitable Life Assurance Society, of which $5.0 million in principal was due in January 2002, $5.0 million in principal was due in January 2003 and $1.25

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   million in principal was due in January 2004. The balance of the proceeds initially will be used to pay down the senior credit facility as well as to finance future growth.

                The sale of the notes and warrants to Key Principal Partners was previously reported by Kellstrom in a Form 8-K dated November 16, 2000.

   LETTER OF CREDIT FACILITY

                To provide Kellstrom with greater flexibility in connection with the integration of the AVSDC business, four investors (the "LOC Lenders") posted letters of credit in the aggregate amount of $8.0 million for the benefit of Bank of America, N.A., as agent under Kellstrom's senior credit facility. Bank of America may draw upon the letters of credit in the event that Kellstrom defaults under its senior credit facility. The amounts of any such draws are deemed term loans from the LOC Lenders to Kellstrom and bear interest at the rate of 18% per annum until paid. Such term loans mature upon the earlier to occur of December 1, 2001 or the sale by Kellstrom of its headquarters facility in Sunrise, Florida; provided, however, that Kellstrom is not obligated to repay the principal of any such term loans until the sale of its Sunrise facility is completed. In the event that a sale of the headquarters facility is not completed by the time a draw has been made on the letters of credit, the LOC Lenders have the right to acquire Kellstrom's Sunrise facility and lease such facility to Kellstrom.

                The LOC Lenders are entitled to receive warrants to purchase 20,000 shares of common stock of Kellstrom for each month that the letters of credit remain outstanding up to an aggregate of 120,000 shares. The exercise price of such warrants will be the higher of (i) the unweighted average of the closing price per share for the twenty consecutive trading days prior to the date of issuance, and (ii) the closing price of the Kellstrom common stock on the date of issuance. All warrants issued to the LOC Lenders are exercisable at any time within five years after the applicable date of issuance.

   TENTH AMENDMENT TO KELLSTROM'S SENIOR CREDIT FACILITY

                Contemporaneous with the consummation of the Asset Purchase and the Inventory Purchase, Kellstrom entered into an amendment to its senior credit facility with Bank of America, N.A., as agent. The amendment modified certain financial covenants and made certain other adjustments that were necessary to complete the transactions and establish the LOC Facility.

   GENERAL

                The foregoing is a summary of the information contained in the agreements relating to the Asset Purchase. Reference is made to the more detailed information contained therein and attached hereto as Exhibits 2.1 through 10.11.

                On the Closing Date, Kellstrom issued a press release announcing the completion of the Asset Purchase and Inventory Purchase. A copy of Kellstrom's press release is attached to this Form 8-K as Exhibit 99.1.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                It is currently not feasible to provide the required financial statements. Accordingly, pursuant to the provisions of (a)(4) of Item 7 of Form 8-K, the Registrant intends to file by amendment the required financial information as soon as practical, but no later than 60 days after this Form 8-K is required to be filed.

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         (b)      PRO FORMA FINANCIAL INFORMATION.

                  It is currently not feasible to provide the required pro forma financial information. Accordingly, pursuant to the provisions of (a)(4) of
   Item 7 of Form 8-K, the Registrant intends to file by amendment the required financial information as soon as practical, but no later than 60 days after this Form 8-K is required to be filed.

         (c)      EXHIBITS.

                  The Exhibits to this Form 8-K are listed on the Exhibit Index and are incorporated herein by reference.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: December 18, 2000                           KELLSTROM INDUSTRIES, INC.


                                                     By: /s/ Zivi R. Nedivi
                                                        ------------------------
                                                        Zivi R. Nedivi
                                                        President

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Asset Purchase Agreement dated September 20, 2000 among Kellstrom Industries, Inc., Aviation Sales Company and Aviation Sales Distribution Services Company
2.2 Letter Agreement dated December 1, 2000 among Kellstrom Industries, Inc., Aviation Sales Company and Aviation Sales Distribution Services Company modifying the terms of the Asset Purchase Agreement
2.3 Inventory Purchase Agreement dated September 20, 2000 among KAV Inventory, LLC, Aviation Sales Company and Aviation Sales Distribution Services Company
2.4 Letter Agreement dated December 1, 2000 among KAV Inventory, LLC, Aviation Sales Company and Aviation Sales Distribution Services Company modifying the terms of the Inventory Purchase Agreement
4.1               Warrant issued to James Ventures, L.P.
4.2               Warrant issued to LJH Corporation
4.3               Warrant issued to Robert Belfer
4.4               Warrant issued to Don A. Sanders
10.1              Operating Agreement of KAV Inventory, LLC dated September 20,
                  2000
10.2 Letter Agreement dated December 1, 2000 between Kellstrom Industries, Inc., Aviation Sales Company and Bank of America, N.A. regarding payment of expenses of KAV Inventory, LLC
10.3 Consignment Agreement dated December 1, 2000 between Kellstrom Industries, Inc. and KAV Inventory, LLC
10.4 Cooperation Agreement dated December 1, 2000 among Kellstrom Industries, Inc., Aviation Sales Company and Aviation Sales Distribution Services Company
10.5 Non-Competition Agreement dated December 1, 2000 among Kellstrom Industries, Inc., KAV Inventory, LLC, Aviation Sales Company and Aviation Sales Distribution Services Company
10.6 Equipment Lease Agreement dated December 1, 2000 among Aviation Sales Company, Aviation Sales Distribution Services Company and Kellstrom Industries, Inc.
10.7 Letter Agreement dated December 1, 2000 among Aviation Sales Company, Aviation Sales Distribution Services Company and Kellstrom Industries, Inc. regarding the equipment leased pursuant to the Equipment Lease dated December 1, 2000 among such parties
10.8 Lease dated December 1, 2000 between Kellstrom Industries, Inc. and Aviation Sales Company regarding the Miramar, Florida facility
10.9 Lease dated December 1, 2000 between Kellstrom Industries, Inc. and Aviation Sales Distribution Services Company regarding the Pearland, TX facility
10.10 Letter Agreement dated December 1, 2000 among Aviation Sales Company, Aviation Sales Distribution Services Company and Kellstrom Industries, Inc. regarding the Pearland, TX facility
10.11 Agreement with respect to Standby Letter of Credit dated December 1, 2000 by and among Kellstrom Industries, Inc., James Ventures, L.P., LJH Corporation, Robert Belfer and Don
                  A. Sanders
99.1 Press Release dated December 3, 2000 regarding the transaction between Kellstrom Industries, Inc. Aviation Sales Company, Aviation Sales Distribution Services Company and KAV Inventory, LLC


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